CKF BANCORP, INC.
          PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL CONDITION
                                 MARCH 31, 2001
                                   (Unaudited)
                             (Dollars in Thousands)

                               __________________

                                                               CKF           First Lancaster        Pro Forma
                                                          Bancorp, Inc.      Bancshares, Inc.       Adjustments         Total
                                                          -------------      ----------------       -----------         -----
ASSETS
    Cash and due from banks                                $    443              $    950           $                 $  1,393
    Interest bearing deposits                                 5,199                 3,495             (2,620) A          6,074
    Investment securities:
      Securities available-for-sale                             519                 1,600                                2,119
      Securities held-to-maturity                             2,643                 1,091                                3,734
    Loans receivable, net                                    72,721                47,254                644  C        120,619
    Foreclosed real estate                                       94                 1,112                                1,206
    Accrued interest receivable                                 622                   306                                  928
    Office property and equipment, net                        1,426                   368                323  D          2,117
    Other assets                                                264                   150               (152) E            262
    Goodwill                                                                                           1,262  B          1,262
                                                           --------              --------           --------          --------
      Total assets                                         $ 83,931              $ 56,326           $   (543)         $139,714
                                                           ========              ========           ========          ========

LIABILITIES AND STOCKHOLDERS' EQUITY
    LIABILITIES
      Deposits                                             $ 67,791              $ 29,667           $    789  F       $ 98,247
      Advances from FHLB                                      3,042                12,875             12,082  G         27,999
      Other liabilities                                         897                   946               (576) H          1,267
                                                           --------              --------           --------          --------
      Total liabilities                                      71,730                43,488             12,295           127,513
                                                           --------              --------           --------          --------
      Common stock owned by ESOP
         subject to PUT option                                                        838               (838) I
                                                           --------              --------           --------          --------
    STOCKHOLDERS' EQUITY
      Preferred stock
      Common equity                                          12,201                12,000            (12,000) I         12,201

      Total stockholders' equity                             12,201                12,000            (12,000)           12,201
                                                           --------              --------           --------          --------
      Total liabilities and stockholders' equity           $ 83,931              $ 56,326           $   (543)         $139,714
                                                           ========              ========           ========          ========

                                CKF BANCORP, INC.

                 NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT
                    OF FINANCIAL CONDITION OF MARCH 31, 2001


A. The change in cash represents the $16.27 per share cash consideration paid for each share of First Lancaster Bancshares, Inc. stock, increased for cash payments of $130,000 in settlement of outstanding stock options, $533,000 for employee termination agreements and $392,000 in merger expenses that had not been incurred as of March 31, offset by $12.0 million in borrowed money.

B. Goodwill represents the cost in excess of the fair value of net assets acquired.

C. The adjustment to loans receivable is the market value adjustment to First Lancaster's loan portfolio and deferred loan fees.

D. The adjustment to office property and equipment represents the market value adjustment to First Lancaster's owned property.

E. The adjustment to other assets represents a reclassification of merger expenses included in the adjustment for Goodwill.

F. The deposit adjustment represents the market value adjustment to First Lancaster's deposits.

G. The increase in advances from the FHLB represents the cash borrowed to fund the transaction of $12.0 million increased by the market value adjustment to First Lancaster's borrowings from the Federal Home Loan Bank of Cincinnati.

H. The adjustment to other liabilities represents the termination of the ESOP loan of First Lancaster and the reduction of the Federal income tax liability, which totals $609,000 partially offset by the deferred tax liability of $33,000 created by the market value adjustments previously described.

I. The transaction was accounted for as a purchase; therefore, the common equity of First Lancaster Bancshares, Inc. was eliminated.

                                CKF BANCORP, INC.
                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001
                                   (Unaudited)
                             (Dollars in Thousands)


                                                        CKF              FIRST LANCASTER      PRO FORMA
                                                    BANCORP, INC.        BANCSHARES, INC.     ADJUSTMENTS           TOTAL
                                                    -------------        ----------------     -----------           -----

Interest income                                     $  1,551                $ 1,110            $ (165)A           $  2,496

Interest expense                                         936                    639                (1) B             1,574
                                                    --------                -------            ------             --------
Net interest income                                      615                    471              (164)                 922

Provision for loan losses                                  9                     10                                     19
                                                    --------                -------            ------             --------
Net interest income after
    provision for loan losses                            606                    461              (164)                 903

Non-interest income                                       40                     10                                     50

Non-interest expense                                     288                    385               (24) C               649
                                                    --------                -------            ------             --------
Income before tax expense                                358                     86              (140)                 304

Provision for income tax                                 125                     49               (46) D               128
                                                    --------                -------            ------             --------
Net income                                          $    233                $    37            $  (94)            $    176
                                                    ========                =======            ======             ========
Earnings per share - basic                          $   0.36                $  0.05                               $   0.28
                                                    ========                =======                               ========
Earnings per share - diluted                        $   0.36                $  0.05                               $   0.28
                                                    ========                =======                               ========
Weighted average shares - basic                     $637,562                                                      $637,562
                                                    ========                                                      ========
Weighted average shares - diluted                   $637,562                                                      $637,562
                                                    ========                                                      ========

                                CKF BANCORP, INC.

            NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                 FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2001

                                   (unaudited)

                                  _____________

A. The adjustment to interest income represents the amortization of the loan premium for the period stated.

B.   The adjustment to interest expense includes:

     1. An increase in interest expense due to the $12.0 million increase in the FHLB Advances at a composite rate of 4.5% ($135,000) for the period stated.

     2. A decrease in interest expense due to the amortization of deposit premiums of $126,308 for the period stated.

     3. A decrease in interest expense of $9,896 due to the amortization of the premium on FHLB advances for the period stated.

C.   The adjustment to non-interest expense includes:

     1. An increase of $21,033 for the amortization of goodwill for the period stated.

     2. An increase of $2,271 in depreciation related to the market value adjustment on the Lancaster building.

     3.   A decrease of $46,935 in one time merger related expenses.

D. The adjustment to the provision for income tax is the tax effect at 34% for the deductible interest expense stated in note B(1). 1.

                                CKF BANCORP, INC.
                PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)
                             (Dollars in Thousands)


                                                        CKF              FIRST LANCASTER       PRO FORMA
                                                   BANCORP, INC.         BANCSHARES, INC.      ADJUSTMENTS         TOTAL
                                                   -------------         ---------------       -----------         ------

Interest income                                     $  5,426               $  4,578            $ (408)A           $  9,596

Interest expense                                       3,172                  2,489                87  B             5,748
                                                    --------               --------            ------             --------
Net interest income                                    2,254                  2,089              (495)               3,848

Provision for loan losses                                 36                     44                                     80
                                                    --------               --------            ------             --------
Net interest income after
    provision for loan losses                          2,218                  2,045              (495)               3,768

Non-interest income                                       97                     37                                    134

Non-interest expense                                   1,135                  1,560              (126) C             2,569

Income before tax expense                              1,180                    522              (369)               1,333

Provision for income tax                                 401                    230              (184) D               447
                                                    --------               --------            ------             --------
Net income                                          $    779               $    292            $ (185)            $    886
                                                    ========               ========            ======             ========
Earnings per share - basic                          $   1.18               $   0.36                               $   1.34
                                                    ========               ========                               ========
Earnings per share - diluted                        $   1.18               $   0.36                               $   1.34
                                                    ========               ========                               ========
Weighted average shares - basic                     $659,691                                                      $659,691
                                                    ========                                                      ========

Weighted average shares - diluted                   $659,766                                                      $659,766
                                                    ========                                                      ========

                                CKF BANCORP, INC.

            NOTES TO PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 2000

                                   (unaudited)




A. The adjustment to interest income represents the amortization of the loan premium for the period stated.

B.   The adjustment to interest expense includes:

     1. An increase in interest expense due to the $12.0 million increase in the FHLB Advances at a composite rate of 4.5% ($540,000) for the period stated.

     2. A decrease in interest expense due to the amortization of deposit premiums of $416,965 for the period stated.

     3. A decrease in interest expense of $35,762 due to the amortization of the premium on FHLB advances for the period stated.

C.   The adjustment to non-interest expense includes:

     1. An increase of $84,133 for the amortization of goodwill for the period stated.

     2. An increase of $9,080 in depreciation related to the market value adjustment on the Lancaster building.

     3.   A decrease of $219,529 in one time merger related expenses.

D. The adjustment to the provision for income tax is the tax effect at 34% for the deductible interest expense stated in note B(1).